UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):        January 27, 2010

NALCO HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32342	16-1701300
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1601 W. Diehl Rd., Naperville, IL	60563

630-305-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On January 27, 2010, Nalco Holding Company (the “Company”) issued a Financial Fact Book as a summary of previously disclosed financial and non-financial information concerning the Company through the third quarter of 2009. The only information in the Fact Book that has not been previously disclosed by the Company are Pro Forma EBITDA numbers for 2004 through the third quarter of 2009.

The Fact Book is not meant to substitute for the full filings required by the Securities and Exchange Commission (SEC) and any investor or prospective investor should consult our Securities and Exchange Act filings when making investment decisions. The Fact Book is available on the Investor Relations section of the Company’s Web site, www.nalco.com/investors or by contacting Mike Bushman, Division Vice President of Communications and Investor Relations at mbushman@nalco.com.

The information in this Current Report on Form 8-K and accompanying exhibit is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are furnished pursuant to Item 9.01 of Form 8-K:

(99.1)	Pro Forma EBITDA from 2004 through third quarter 2009 for Nalco Holding Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

NALCO HOLDING COMPANY

/s/ Stephen N. Landsman
Secretary

Date: January 27, 2010